RULE 497 DOCUMENT

These materials provide, in interactive data format using the eXtensible Business Reporting Language, information relating to the Registrant’s Boston Partners Investment Funds Institutional Class and Investor Class prospectuses dated February 29, 2016, as revised August 8, 2016 (July 19, 2016, as revised August 8, 2016 with respect to the Emerging Markets Long/Short Fund), that were filed with the Securities and Exchange Commission pursuant to Rule 497(c) under the Securities Act of 1933, as amended, on August 8, 2016 (Accession No. 0001104659-16-137846).

EXHIBIT INDEX

Exhibit No.	Description
101.INS	XBRL Instance Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.SCH	XBRL Taxonomy Extension Schema Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase